NET LOSS PER SHARE OF COMMON STOCK	3 Months Ended
Jan. 31, 2015
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

 NET LOSS PER SHARE OF COMMON STOCK

In accordance with ASC 260, “Earnings Per Share”, basic net income (loss) per common share (“Basic EPS”) is computed by dividing net income (loss) by the weighted average number of common shares outstanding.  Diluted net income (loss) per common share (“Diluted EPS”) is computed by dividing net income (loss) by the weighted average number of common shares and dilutive common share equivalents and convertible securities then outstanding.  The treasury stock method reduces the dilutive effect of potentially dilutive securities as it assumes that any cash proceeds (from the issuance of potentially dilutive securities) are used to buy back shares at the average share price during the period.

Dilutive EPS for the three months ended January 31, 2015 excluded stock options to purchase 70,079,904 shares and warrants to purchase 26,123,281 shares because their effect would be antidilutive.  The following is a reconciliation between basic weighted average common shares outstanding and dilutive weighted average common shares outstanding for the three months ended January 31, 2015:

For the Three
Months Ended
January 31, 2015
Basic weighted average common shares outstanding	219,709,364
Effect of Series A convertible preferred stock	11,539,309
Effect of stock options	39,700
Dilutive weighted average common shares outstanding	231,288,373

Diluted EPS for the three months ended January 31, 2014 is the same as Basic EPS, as the inclusion of the effect of common share equivalents then outstanding would be anti-dilutive.  For this reason, excluded from the calculation of Diluted EPS for the three months ended January 31, 2014, were stock options to purchase 70,832,845 shares, warrants to purchase 19,128,231 shares and debentures convertible into 28,099,423 shares.